PRELIMINARY COPY

                         PRESSURE PIPING COMPONENTS, INC.
                        3333 New Hyde Park Road, Suite 202
                            North Hills, New York 11042

                           ____________________________

                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           ____________________________



  To the Shareholders of
  PRESSURE PIPING COMPONENTS, INC.:

       A Special Meeting of Shareholders of Pressure Piping Components, Inc. (the "Company") will be held at the Company's offices, 3333 New Hyde Park Road, Suite 202, North Hills, NY on Tuesday, December 10, 1996 at 10:00 a.m., Eastern Standard Time, to consider and act upon the following matters:

       (1)  The proposed dissolution of the Company.

       (2) Such other business as may properly come before the meeting or any adjournment thereof.

  October 25, 1996 has been fixed as the record date for the determination of shareholders entitled to vote at the meeting, and only shareholders of record at the close of business on that day will be entitled to vote. A complete list of shareholders entitled to vote may be inspected at the meeting, and for a period of ten days prior to the meeting will be open to examination at the Company's office shown above.


                           By Order of the Board of Directors



                           Harold L. Bernstein
                           Secretary



  North Hills, New York
  November 12, 1996

       You are urged to sign, fill in, and return the enclosed proxy, which is solicited by the Board of Directors. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting.

                                 PRELIMINARY COPY

                         PRESSURE PIPING COMPONENTS, INC.
                        3333 New Hyde Park Road, Suite 202
                            North Hills, New York 11042


                          SPECIAL MEETING OF SHAREHOLDERS


                               --------------------
                                  PROXY STATEMENT
                               --------------------

       This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Pressure Piping Components, Inc. (the "Company") of proxies, including the proxy enclosed herewith, for use at the Company's Special Meeting of Shareholders to be held at 3333 New Hyde Park Road, Suite 202, North Hills, NY on Tuesday, December 10, 1996 at 10:00 A.M., Eastern Standard Time, and at any adjournments thereof. The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders is November 12, 1996.

       The shares represented by any proxy in the enclosed form will, if the proxy is properly executed and is received by the Company prior to the meeting, be voted in accordance with the instructions made on the proxy. Proxies received by the Company on which no contrary instruction has been made will be voted for the dissolution of the Company. Proxies may be revoked by delivering a subsequently signed and dated proxy or other written notice to the Secretary of the Company at any time prior to their exercise. Proxies may also be revoked if the person executing the proxy is present at the meeting and chooses to vote in person. The Company will pay the cost of soliciting proxies. The Company will reimburse brokerage firms and other persons representing the beneficial owners of the Company's stock for their reasonable expenses in forwarding proxy solicitation material to those beneficial owners.

       Only shareholders of record at the close of business on October 25, 1996 will be entitled to vote at the meeting or at any adjournment thereof. In voting upon any matter coming before the meeting, each share is entitled to one vote.

       The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the common stock of the Company entitled to vote is necessary to constitute a quorum. The only class of voting securities of the Company is its common stock. As of October 25, 1996 there were 4,100,456 shares outstanding and entitled to vote at the meeting.

  Ownership of Common Stock by Certain
  ------------------------------------
  Beneficial Owners and Management
  --------------------------------

       The following table sets forth, as of October 25, 1996, certain information concerning the persons or group of persons known to management to be the beneficial owners of more than 5% of the Company's common stock, and for all of the Company's officers and directors as a group. Except as otherwise indicated, the persons listed have sole voting and investment power with respect to shares beneficially owned by them.



       Name and Address of             Amount          Percent of
       Beneficial Owner           Beneficially Owned   Common Stock
       ----------------           ------------------   ------------

       David A. Wingate               1,100,000            26.83%
       3333 New Hyde Park Rd.
       North Hills, NY 11042

       Mario J. Gabelli                 272,371 (1)         6.64%
       One Corporate Center
       Rye, NY 10580

       Philip M. Slonim                 425,559            10.38%
       P.O. Box 27835
       San Diego, CA 92128

       Herzog, Heine,
         Geduld, Inc.                   381,388 (2)         9.30%
       525 Washington Blvd.
       Jersey City, NJ 07310


       All directors and              1,587,559            38.72%
       officers as a group


       (1) Share ownership is based upon information contained in Schedule 13D filed with the Securities and Exchange Commission.

       (2)  Herzog, Heine, Geduld, Inc. is a broker-dealer registered under
            Section 15 of the Securities Exchange Act of 1934, as amended. Share ownership is based upon information contained in Schedule 13G filed with the Securities and Exchange Commission.

                             ________________________

       The principal executive offices of the Company are located at 3333 New Hyde Park Road, Suite 202, North Hills, New York 11042.

       The Company's common stock is traded Over-the-Counter (OTC Bulletin
  Board: PPCI).

  Form 10-K
  ---------

  A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE BY WRITING TO: SECRETARY, PRESSURE PIPING COMPONENTS, INC., 3333 NEW HYDE PARK ROAD, NORTH HILLS, NY 11042.


  Proposed Dissolution of the Company
  -----------------------------------

       Since the sale of its last business operations in August 1985, the Company has invested its funds primarily in U.S. Treasury bills, U.S. government-backed municipal obligations and bank time deposits, while it has explored several alternatives relating to the future of the Company, including the acquisition of several businesses. Negotiations in this regard, however, have proved unsuccessful. At this point management has despaired of finding a suitable acquisition.

       At a meeting duly held on July 15, 1996, the Board of Directors considered the advisability of dissolving the Company, and after discussion, adopted resolutions declaring the Board to be in favor of dissolution and directing that a meeting of the stockholders be held to take action upon the proposed dissolution.

       Since the price per share in the limited market for the Company's stock is less than probable liquidation value, THE OFFICERS AND DIRECTORS RECOMMEND A VOTE FOR THE DISSOLUTION OF THE COMPANY forthwith and distribution of the assets to the shareholders. Dissolution requires the vote of a majority of the outstanding stock entitled to vote thereon.


  Other Matters
  -------------

       The Board of Directors of the Company does not intend to bring any other matters before the meeting. It knows of no other matter which is likely to come before the meeting. In the event any other matters properly come before the meeting, the persons named in the accompanying proxy will vote the shares represented by that proxy in accordance with their best judgment.


                                By Order of the Board of Directors





                                Harold L. Bernstein
                                Secretary


  North Hills, New York
  November 12, 1996